                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                      Matthew L. Feshbach

Address:                                   2401 West Bay Drive, Suite 124
                                           Largo, Florida 33770

Designated Filer:                          MLF Investments, LLC

Issuer & Ticker Symbol:                    Midas, Inc. (MDS)

Statement for Month/Day/Year:              09/26/03

Name:                                      MLF Partners, L.P.

Address:                                   2401 West Bay Drive, Suite 124
                                           Largo, Florida 33770

Designated Filer:                          MLF Investments, LLC

Issuer & Ticker Symbol:                    Midas, Inc. (MDS)

Statement for Month/Day/Year:              09/26/03

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